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                No.
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                               YOUTHLINE USA, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

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THIS

CERTIFIES

that



is the owner of
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  FULLY PAID AND NON-ASSESSABLE SHARES OF THE $.0001 PAR VALUE COMMON STOCK OF

                               YOUTHLINE USA, INC.

transferable only on the books of the corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and By-Laws of the Corporation and all amendments thereto, copies of which are on file with the corporation, to all of which the holder of this certificate, by acceptance hereof, assents.

         IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by the signature of its duly authorized officers.

Dated:
By                                                BY
/s/ SAKI DODELSON                                 /s/ SUSAN GERTLER
-------------------------                         ------------------------------
Saki Dodelson, President                           Susan Gertler, Secretary

                               YOUTHLINE USA, INC.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common.             UNIF GIFT MIN
TEN ENT  - as tenants by the entireties      ACT - ______ Custodian ______
JT TEN   - as joint tenants with right of          (Cust)           (Minor)
           survivorship and not as tenants   under Uniform Gifts to Minor Act
           in common

     Additional abbreviations may also be used though not in the above list.

 FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFICATION NUMBER OF ASSIGNEE

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                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                    INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated:
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                                    NOTICE: The signature to the assignment must
                                    correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.


Signature(s) Guaranteed:




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THE  SIGNATURE(S)  SHOULD BE  GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN  ASSOCIATIONS  AND CREDIT UNION WITH MEMBERSHIP IN
AN APPROVED  SIGNATURE  GUARANTEE  MEDALLION  PROGRAM),
PURSUANT TO S.E.C. RULE 17 Ad-15.